UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2012 (June 6, 2012)

Global Indemnity plc

(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Arthur Cox Building Earlsfort Terrace Dublin 2, Ireland		None
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +(353) (0) 1 618 0517

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 6, 2012, Global Indemnity plc (the “Company”) held its 2012 Annual General Meeting of shareholders (the “Annual General Meeting”). The proposals submitted to a vote of the shareholders at the meeting are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2012. The final results of voting for each matter are as follows:

Proposal 1: Election of directors

The following individuals were elected to the Company’s Board of Directors to hold office for the term expiring at the 2012 Annual General Meeting of shareholders or until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker non-votes
Saul A. Fox	130,309,392	4,333,866	703	848,280
James W. Crystal	129,441,308	5,201,771	882	848,280
Seth J. Gersch	134,180,544	462,535	882	848,280
Mary R. Hennessy	134,428,374	214,705	882	848,280
Chad A. Leat	134,407,281	235,798	882	848,280
Cynthia Y. Valko	132,556,263	2,086,816	882	848,280

Proposal 2: To authorize the Company and/or any of its subsidiaries to make open market purchases of the Company’s A ordinary shares.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
131,370,682	3,180,135	93,144	848,280

Proposal 3: To authorize the reissue price range of A ordinary shares that the Company acquires as treasury shares.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
134,520,228	122,957	776	848,280

Proposal 4: To ratify the appointment of PricewaterhouseCoopers as the Company’s independent auditors and to authorize the Company’s Board of Directors, acting through its Audit Committee, to set their fees.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
135,369,781	121,537	923	—

Proposal 5: To act on various matters concerning Wind River Reinsurance Company, Ltd.

A.	Election of directors and alternate director of Wind River Reinsurance Company, Ltd.

The following individuals were elected to Wind River Reinsurance Company’s Board of Directors:

	Votes For	Votes Against	Abstain	Broker non-votes
Alan Bossin	134,481,421	69,217	93,323	848,280
Stephen Green	134,481,421	68,717	93,823	848,280
Linda C. Hohn	134,481,600	68,717	93,644	848,280
Andre Perez	134,480,921	69,217	93,823	848,280
Cynthia Y. Valko	134,481,421	68,717	83,823	848,280
Janita Burke (alternative director)	134,481,421	67,957	94,583	848,280
Nigel Godfrey (alternative director)	134,481,421	68,717	93,823	848,280

B.	To ratify the appointment of PricewaterhouseCoopers International Limited, Hamilton, Bermuda, as the independent auditor of Wind River Reinsurance Company, Ltd. for 2012.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
135,369,781	28,816	93,644	—

Proposal 6: To authorize holding the 2013 Annual General Meeting of shareholders of the Company at a location outside of Ireland.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
135,462,689	25,661	3,891	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc

Date:	June 7, 2012	By:	/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer